Fees Summary	May 14, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	206,454.22
Total Transaction Valuation	1,348,492,608.09
Total Offset Amount	0.00
Net Fee	$ 206,454.22